Exhibit 99.2

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF WESTCHESTER

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ARTHUR TSUTSUI, Derivatively on Behalf of nominal defendant UNIVERSAL AMERICAN FINANCIAL CORP.,

Plaintiff,

vs.

RICHARD A. BARASCH, GARY W. BRYANT, BRADLEY E. COOPER, MARK M. HARMELING, BERTRAM HARNETT, LINDA H. LAMEL, ERIC W. LEATHERS, PATRICK J. McLAUGHLIN, ROBERT A. SPASS, ROBERT A. WAEGELEIN, and ROBERT F. WRIGHT,

Defendants,

-and-

UNIVERSAL AMERICAN FINANCIAL CORP.,

Nominal Defendant.

	: : : : : : : : : : : : : : : : : : : :	Index No.: 05-22523 (Hon. Alan Scheinkman)
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STIPULATION OF SETTLEMENT

This Stipulation of Settlement, dated as of January 20, 2011 (the “Stipulation”), is made and entered into by the parties hereto, by and through their attorneys of record, subject to approval by the Supreme Court of the State of New York, Westchester County (the “Court”), pursuant to Business Corporation Law § 626(d), and contains the terms of a proposed settlement (“Settlement”) applicable to all current or former parties to the captioned litigation, namely: (i)  Plaintiff Arthur Tsutsui (“Plaintiff”), (ii) nominal defendant Universal American Financial Corporation (renamed “Universal American Corporation”) (“Universal American” or the “Company”), (iii) current defendants Richard A. Barasch, Robert A. Waegelein, Gary W.

Bryant, Bradley E. Cooper, Eric W. Leathers and Robert A. Spass, and (iv) former defendants Mark M. Harmeling, Bertram Harnett, Linda H. Lamel, Patrick J. McLaughlin, and Robert F. Wright (the individuals referred to in (iii) and (iv) are collectively referred to herein as the “Individual Defendants,” and the Individual Defendants and Universal American are referred to herein as the “Defendants”);

WHEREAS, on December 30, 2005, Plaintiff brought a shareholder derivative action (the “Action”) on behalf of Universal American, alleging (i) breach of fiduciary duty by the Individual Defendants in connection with allegedly inaccurate and misleading statements; (ii) breach of fiduciary duty in connection with insider stock sales; and (iii) unjust enrichment;

WHEREAS, in the Derivative Complaint (“Complaint”), Plaintiff alleged that the Individual Defendants knowingly caused or allowed Universal American to disseminate materially inaccurate and misleading information regarding its financial results and prospects, and sold company stock based on their alleged knowledge of material non-public information;

WHEREAS, Defendants deny each and every one of Plaintiff’s allegations of unlawful conduct and injury;

WHEREAS, on June 9, 2006, Defendants filed a motion to dismiss the Complaint or, in the alternative, to stay the Action in favor of related actions pending in the United States District Court for the Southern District of New York (“Federal Court”) captioned Kemp v. Universal American Financial Corp. et al., Case No. 05-9883 (the “Securities Class Action”) and Green Meadows Partners, LLP v. Barasch et al., Case No. 05-10445 (the “Federal Derivative Action,” together with the Securities Class Action, “Federal Actions”).

WHEREAS, the Federal Actions were based on factual allegations that overlap with this Action;

WHEREAS, on August 3, 2006, the Parties filed a stipulation to stay the Action in favor of the Federal Actions, the order of which the Court entered on August 17, 2006.

WHEREAS, on January 10, 2007, the Federal Court, per Judge John Keenan, dismissed the Securities Class Action because, among other things, the complaint failed to state a claim, and the plaintiffs later stipulated to an order dismissing an amended complaint with prejudice;

WHEREAS, subsequently, on July 24, 2007, the plaintiff in the Federal Derivative Action voluntarily dismissed its claims;

WHEREAS, Defendants moved to dismiss the Complaint in this action on October 1, 2007, which Plaintiff opposed on November 16, 2007;

WHEREAS, on May 20, 2008, the Supreme Court, County of Westchester, Commercial Division, per Justice Kenneth Rudolph, granted Defendants’ motion to dismiss for failure to make a pre-suit demand and for failure to state a claim, the order and decision of which was entered on May 27, 2008 (the “Dismissal Order”);

WHEREAS, on June 25, 2008, Plaintiff appealed the Dismissal Order to the Appellate Division of the Supreme Court, Second Judicial Department, and by decision and order dated November 17, 2009, the Appellate Division reinstated the second and third causes of action of the Complaint (“the insider trading allegations”), while affirming dismissal of the first cause of action concerning misleading statements;

WHEREAS, following the reinstatement of the Complaint, this Action was remitted to Justice Alan D. Scheinkman of the New York Supreme Court, County of Westchester, Commercial Division;

WHEREAS, on April 22, 2010, the Court granted Defendants’ request for a security bond, and on April 29, 2010, Plaintiff posted a $75,000 bond (the “Bond”);

WHEREAS, the reinstated counts allege that the sales of stock by Richard Barasch from March 1, 2005 through October 3, 2005, by Gary Bryant from September 1, 2005 through September 12, 2005, and by Robert Waegelein from September 1, 2005 through September 7, 2005 (Barasch, Bryant, and Waegelein are collectively referred to as the “Selling Defendants”), were made based on their knowledge of material non-public information, which they allegedly knew would cause the Company’s stock price to drop once disclosed to the market;

WHEREAS, the Selling Defendants each had adopted a 10b5-1 plan well in advance of the stock sales that were the subject of the Complaint, and those plans instructed the brokers of the Selling Defendants to sell Universal American shares, under specified price parameters, beginning for the first time several months after adoption of such plans, and the actual sales of the Selling Defendants occurred pursuant to such plans;

WHEREAS, the Selling Defendants believe that the 10b5-1 plans afford them a complete and irrefutable defense against the remaining allegations of the Complaint, and the Plaintiff disputes this contention;

WHEREAS, in the Complaint Plaintiff also alleges that Bradley Cooper, Eric Leathers, and Robert Spass, outside directors of Universal American at the time (collectively, the “Director Defendants”) were affiliated with Capital Z Financial Services Fund II, L.P. (“Capital Z”), which was the Company’s largest stockholder, and controlled or owned approximately 45% of the Company’s outstanding common stock as of March 2005, and that the Director Defendants effected sales of Company stock through a secondary offering by Capital Z (in conjunction with an offering of new shares by the Company) on June 22, 2005, based on material non-public information, which they allegedly knew would cause the Company’s stock price to decrease once disclosed to the market;

WHEREAS, following the Appellate Division’s reinstatement of Counts II and III of the Complaint in this Action, the parties engaged in discovery pursuant to which the Company and the Director Defendants made a substantial document production to Plaintiff, including: production of 10b5-1 Sales Plans for Richard Barasch, Gary Bryant, and Robert Waegelein, including all subsequent modifications, if any, to those Plans; thousands of Individual Defendants’ emails, retrieved  through agreed upon search terms for the period February 1, 2005 through November 1, 2005; and minutes of meetings by the Board of Directors of the Company (“Board”) for meetings that occurred between February 1, 2005 and November 30, 2005;

WHEREAS, during the discovery process, the parties began settlement discussions, and  the parties engaged in good faith, arm’s-length negotiations concerning the possible terms of resolution;

WHEREAS, after extensive arm’s-length negotiations between counsel for the parties, this Stipulation has been reached;

WHEREAS, the Plaintiff and his counsel have concluded, after investigation of the facts and the law, including review of the information obtained through discovery and otherwise, and after carefully considering the circumstances, that the Settlement set forth in the Stipulation confers a benefit upon Universal American and its shareholders and is in the best interests of Universal American and its shareholders; and that the Settlement is fair, reasonable, adequate and in the best interests of the Company;

WHEREAS, Defendants have concluded that they will enter into this Stipulation in order to, among other things, avoid the expense, inconvenience, burden, uncertainty and risk of further litigation, and Defendants are also entering into the Stipulation because they believe that the corporate governance enhancements set forth in the Stipulation confer a benefit upon Universal

American and its shareholders, and are in the best interests of Universal American and its shareholders; and

WHEREAS, this Stipulation is intended, among other things, to resolve fully, and finally, and forever discharge and settle the Released Claims (as defined in Section II B.1 below);

NOW, THEREFORE, it is agreed by the undersigned that the Released Claims be settled and compromised, and that the Action against the Individual Defendants be dismissed with prejudice, without fees or costs to any party (except for fees to Plaintiff’s counsel as provided below), on the following terms and conditions, subject to the approval of the Court:

I.              NEW BYLAW: NEW CONTROLS

The terms of this Settlement are the result of arm’s-length negotiation between Plaintiff, the Individual Defendants and Universal American by their respective counsel.  Accordingly, Universal American and the Individual Defendants agree that, promptly following final approval of the proposed Settlement by the Court, the Company shall amend its insider trading policy.  The proposed revised policy approved by the Board is attached hereto as Exhibit A, and a copy of the current policy marked to reflect the proposed changes is attached hereto as Exhibit B.  Following adoption of the revised policy, the changes from the current policy reflected in Exhibit B shall remain in place for not less than two years, unless the Company is otherwise required by applicable law, listing standards or other authority to revise its insider trading policy.

II.            COURT APPROVAL, PROCEDURES

A.            Motion for Approval Pursuant to Business Corporation Law § 626(d)

1.             On January 20, 2011, Plaintiff’s counsel shall submit this Stipulation, together with its Exhibits, to the Court and shall apply for entry of a preliminary approval order,

substantially in the form of Exhibit C hereto (“Preliminary Approval Order”), that, among other things:

(i)            grants preliminary approval of the Settlement set forth in this Stipulation;

(ii)           if deemed necessary by the Court in accordance with BCL § 626(d), directs the Company at its expense to file a Form 8-K attaching this Stipulation of Settlement, in order to notify shareholders of the substance of this Stipulation;

(iii)          if deemed necessary by the Court in accordance with BCL § 626(d), sets a settlement hearing for the Court to review the adequacy, fairness and reasonableness of the Settlement, and directs that the Form 8-K filed by the Company concerning the Settlement include a notice of such hearing; and

(iv)          stays all proceedings in this Action other than those necessary to effectuate the Settlement.

2.             After dissemination of any required notice to shareholders, the parties will request that the Court enter a judgment in the form attached hereto as Exhibit D (the “Judgment”), which will, among other things,

(i)            dismiss this Action with prejudice;

(ii)           approve the terms of the Settlement as fair, reasonable and adequate, including attorneys’ fees and expenses in the amount negotiated by the Parties; and

(iii)          enjoin Plaintiff and any person purporting to act on behalf of the Company from instituting, commencing, prosecuting or continuing any action or other proceeding asserting any Released Claim (as defined in Section II B.1, below) in this Action or any other action.

3.             After the Judgment is entered, Defendants will reasonably cooperate in any steps necessary in cancelling the Bond, including filing with the Court and with Huntington Insurance a stipulation to cancel the Bond.

B.            Releases and Effectiveness

1.             Upon effectiveness of this Stipulation and the Settlement it embodies, the Plaintiff, the Company and any person purporting to act on behalf of the Company (whether as a plaintiff, individual shareholder, designee, nominee or in any other capacity through which any interest in Universal American shares may be held) (collectively, the “Releasing Persons”) shall be deemed to have, and by operation of the Final Judgment (as defined below), shall have: (i) fully, finally and forever released, relinquished and discharged, as against any and all Individual Defendants, and Capital Z, and their respective past or present heirs, executors, administrators, representatives, advisors, agents, personal representatives, estates, predecessors, successors and assigns, directors, officers, members, managers, managing members, fiduciaries, employees, associates, parent entities, subsidiaries, affiliates, financial or investment advisors, consultants, accountants, auditors, attorneys, insurers, co-insurers or reinsurers (collectively, the “Released Persons”) from and against any and all actual or potential claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, fees, costs, expenses, matters and issues of any kind or nature whatsoever, whether known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, (including, but not limited to, any claims arising under the federal securities laws or under federal, state, local, statutory or common law, or any rule or regulation), and whether legal or equitable or of any other type, that Plaintiff, the Company or any person acting on behalf of the Company now has, or may have, or that has arisen, is arising now or hereafter may arise out of, or involve, directly or indirectly, any of the allegations, facts, practices, matters, transactions, acts, occurrences, events, statements, representations, omissions, related to, directly or indirectly, this action, or the subject matter of, or allegations in, this Action or the Federal Derivative Action, including without limitation any and all claims or matters that are based upon, arise out of, relate in any way to, or involve, directly or indirectly, the purchase or sale of the stock of the Company by any Individual Defendant or Capital Z between February 1, 2005 and October 31, 2005 (collectively, the “Released Claims”); and (ii) agreed and covenanted to be forever barred and enjoined from asserting, or assisting another person, entity or group in asserting, any of the Released Claims against any of the Released Persons, in any court of law or equity, or in any other forum.  Any Released Person may enforce directly the release given pursuant to this Section II B.1.

2.             The Releasing Persons shall be deemed to have, and shall have, expressly waived and relinquished, to the fullest extent permitted by law, the provisions, rights and benefits of § 1542 of the California Civil Code, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Releasing Persons shall be deemed to have waived any and all provisions, rights and benefits conferred by any law of the United States, any law of any state or territory of the United States, and any principle of common law, and the law of any jurisdiction outside the United States, which is similar, comparable, or equivalent to California Civil Code § 1542.  The Releasing Persons acknowledge that additional discovery could have been taken in the Action, and that the Releasing Persons may subsequently discover or learn of facts in addition to or different from those that they now know, or believe to be true, with respect to the subject matter of their release, but that it is their intention, as set forth above, among other things, fully, finally and forever to settle and release the Released Claims, including unknown claims, and the subsequent discovery or existence of any such facts shall not in any way affect the effectiveness of this Stipulation or the release given by the Releasing Persons.

3.             In addition to the foregoing, Plaintiff and the Company shall be deemed to have, and by operation of the Final Judgment, shall have fully, finally and forever released, relinquished and discharged, as against any and all Released Persons from and against any and all claims asserted in the Securities Class Action, or the subject matter of, or allegations in, the Securities Class Action (“Released Securities Class Action Claims”).

4.             Upon the effectiveness of the Stipulation and the Settlement it embodies, the Released Persons and the Company shall be deemed to have, and by operation of the Judgment shall have, fully, finally and forever released, relinquished and discharged, as against Plaintiff and his past or present heirs, executors, administrators, representatives, advisors, agents, personal representatives, estates, predecessors, successors, assigns, financial or investment advisors, consultants, accountants, auditors and attorneys, including Plaintiff’s counsel in this

Action, any claims, etc. arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of this Action or the Released Claims.

5.             This Stipulation and the Settlement provided for herein shall become effective once all of the following events have occurred:

(i)            the Stipulation is fully executed and delivered by all parties;

(ii)           the Court enters an order preliminarily and finally approving the terms of Settlement as set forth herein, and, if deemed necessary by the Court, setting a hearing date and providing for notice thereof to the current shareholders of the Company by the filing of a Form 8-K;

(iii)          the Court enters the Judgment approving the Settlement embodied in this Stipulation and dismissing with prejudice the Action, substantially in the form annexed hereto as Exhibit D;

(iv)          payment of any awarded attorneys’ fees and expense has occurred; and

(v)           the Judgment becomes final (the “Final Judgment”).

III.           OTHER PROVISIONS

A.            No Admission by Defendants

1.             Defendants deny each and all of the claims and contentions alleged in this action.  Defendants expressly deny any wrongdoing, fault or liability against them arising out of any of the events, transactions, conduct, statements, acts or omissions alleged, or that could have been alleged, in the Complaint, deny that they committed any violation of law, deny that they breached, or aided and abetted any breach of, any fiduciary duty or other duty, deny that they acted improperly in any way with respect to the matter alleged in the Complaint, deny that the

Plaintiff has suffered any damages, and deny that the Plaintiff or the Company was harmed by the conduct alleged in the Complaint or by any conduct of the Individual Defendants.  The Individual Defendants believe that they acted properly with respect to any statements, omissions, stock sales, or other acts at issue in the Complaint, and that the Complaint has no merit.  This Stipulation and any and all exhibits or documents referred to herein, or any action taken to carry out this Stipulation, are not, and shall in no event be construed or deemed to be, evidence or an admission or a concession by Defendants (or any Released Person), of fault, liability or damages allegedly caused by any Defendant (or any Released Person).

2.             Nonetheless, Defendants have concluded that further conduct of this Action could be protracted and expensive.  Defendants have taken into account the uncertainty and risks inherent in any litigation, especially in complex matters such as this action.  Defendants have, therefore, determined that it is desirable and beneficial to the Company that this Action be settled in the manner and upon the terms and conditions set forth in this Stipulation, in order to: (i) avoid the substantial expense, inconvenience and distraction of continued litigation, (ii) dispose of potentially burdensome and protracted litigation and (iii) put to rest and terminate the Released Claims and the Released Securities Class Action claims.

3.             For purposes of this Stipulation and the Settlement it embodies, Defendants agree that they will not take the position that this action was frivolous, and will not contest that this Action was filed in good faith, and is being settled voluntarily in a manner that reasonably reflects the risks posed by the claims.

B.            No Admission by Plaintiff

1.             Plaintiff, through Plaintiff’s Counsel, conducted an extensive investigation during the development and prosecution of the Action.  This investigation included, inter alia, (i) inspecting, reviewing and analyzing the Company’s financial filings and other publicly-available documents as well as the thousands of pages of documents produced to Plaintiff’s Counsel by the Individual Defendants; (ii) researching corporate governance issues; (iii) responding to Defendants’ motion to dismiss; (iv) appealing the Dismissal Order; (v) participating in extensive discussions with Defendants’ counsel; and (vi) researching the applicable law with respect to the claims asserted in the Action and the potential defenses thereto.

2.             Plaintiff and Plaintiff’s counsel believe that the claims Plaintiff has asserted in the Action on behalf of Universal American have merit.  However, the Plaintiff and his counsel recognize and acknowledge the substantial expense and length of the continued proceedings that would be necessary to prosecute this action against Defendants through trial and appeals.  This Stipulation, and any and all exhibits or documents referred to herein, and any action taken to carry out this Stipulation, are not, and shall in no event be construed or deemed to be, evidence of, or an admission or a concession by, the Plaintiff or Plaintiff’s counsel of a lack of fault, liability or damages caused by any Defendant (or any Released Person).

3.             The Plaintiff and his counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as this action, as well as the difficulties and delays inherent in such litigation.  The Plaintiff and his counsel are also mindful of the inherent problems of proof and possible defenses to the violations asserted in this action.  The Plaintiff and his counsel have determined that the Settlement set forth in this Stipulation confers an immediate benefit upon the Company and its shareholders.  Based on their evaluation, the Plaintiff and his counsel have determined that the Settlement set forth in this Stipulation is in the best interests of the Company and its shareholders.

C.            Attorney’s Fees and Costs

1.             After negotiation of the material terms of the Settlement, Defendants’ counsel and Plaintiff’s counsel engaged in an arm’s-length negotiation regarding the attorneys’

fees and expenses to be paid to Plaintiff’s counsel for the benefits conferred upon the Company as a part of the Settlement.  As a result of those negotiations, the Company has agreed to pay to Plaintiff’s counsel fees and expenses in the amount of $450,000, subject to Court approval (the “Fee and Expense Award”).  Plaintiff’s counsel agrees not to accept an award of fees and expenses in excess of the agreed-to Fee and Expense Award.  Any payment of attorneys’ fees and expenses is subject to approval of the Court.  Such payment shall be made by or on behalf of Universal American, pursuant to Universal American’s contractual and other obligations to indemnify its directors and investors, within ten business days after the Court enters the Judgment, subject to Plaintiff’s counsel’s joint and several undertaking to make refunds or repayments with any interest accrued therein, to Universal American if, as a result of any appeal or further proceedings or remand, or successful collateral attack, the Fee and Expense Award is reduced or eliminated.  Plaintiff agrees that any fee or cost award shall be payable to Barroway Topaz Kessler Meltzer & Check, LLP (the “Barroway Firm”), and Universal American shall have satisfied its payment obligations upon payment of such amount to the Barroway Firm.

2.             Defendants also agree to release, and the parties agree to cancel, the Bond posted on April 29, 2010 by Plaintiff.

3.             Except for the Fee and Expense Award and release of the Bond as discussed above, there shall be no obligation on the part of any person or entity to pay any fees, costs or expenses, including attorneys’ fees, to Plaintiff’s counsel or to Plaintiff, or to any other person or entity whose claims are being released pursuant to this Settlement.  Neither Plaintiff nor any person or entity whose claims are being released pursuant to this Stipulation shall have any right to terminate or withdraw from this Stipulation by reason of any order relating to fees and expenses, and an order by the Court awarding Plaintiff’s counsel fees and/or expenses shall not be a precondition to final approval or to the effectiveness of this Stipulation or the Settlement embodied herein.  Universal American shall not be obligated to pay any interest on Court-awarded fees and expenses so long as payment is made in accordance with the terms of Section III C.1.  The procedure set forth in this Stipulation for the allowance, disallowance or modification by the Court of any award to Plaintiff’s counsel for attorneys’ fees and expenses is to be considered by the Court separately from the Court’s consideration of the fairness, reasonableness and adequacy of the Settlement set forth in this Stipulation, and shall not operate to delay proceedings to obtain final Court approval of the Settlement or to the effectiveness of this Stipulation or the Settlement embodied herein.  Any order or proceedings relating to any fee and expense award to Plaintiff’s counsel, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel, or otherwise affect in any way, this Stipulation.

D.            Termination of Settlement

1.             Defendants and Plaintiff shall have no right to terminate this Stipulation, except by providing written notice of their election to do so (“Termination Notice”) to all other parties hereto within thirty (30) days of the happening of one of the following events: (i) the Court’s declining to approve this Stipulation or any material part hereof (provided, however, that Plaintiff cannot terminate this Stipulation as a result of any proceedings or the results thereof concerning a denial, or award of any amount, to Plaintiff’s counsel of fees and expenses); (ii) the Court’s declining to enter the Judgment in any material respect; or (iii) the Judgment is reversed, vacated or materially modified on appeal or other review, and such order or judgment reversing, vacating or materially modifying the Judgment becomes final.

2.             In the event this Stipulation is terminated, with the exception of this paragraph and the next paragraph (III D.3), this Stipulation shall be null and void and of no force and effect and shall not be deemed to prejudice in any way the respective positions of the parties with respect to any aspect of this Action; the parties shall be restored to their respective positions in this Action as they existed prior to the execution of this Stipulation; and neither the existence of this Stipulation nor its contents, nor any communication relating to it, or to the Settlement it embodies, shall be discoverable, or admissible in evidence, or referred to for any purpose in this action or in any other litigation or proceeding.

3.             Neither the negotiation or existence of this Stipulation, nor its provisions, nor any negotiations, statements or proceedings in connection therewith, shall in any event be construed as, or deemed to be evidence of, an admission or concession on the part of any Released Persons of any fault, liability or wrongdoing by them, or any of them, or as to any fact or claim that has been or might be alleged or asserted in this action or in any other action or proceeding, and shall not be discovered, interpreted, construed, deemed, invoked, offered or received in evidence or otherwise used in any action or proceeding, whether civil, criminal or administrative, for any purpose other than as expressly provided in this Stipulation, or be used in any way as an admission, concession or evidence of any liability or wrongdoing of any nature, and shall not be construed as, or deemed to be evidence of, an admission or concession that Plaintiff, or any present or former stockholder of Universal American, has suffered any damage as a result of the Released Claims or of the facts asserted in this Action.

4.             If any State Released Claims are asserted by any person on behalf of the Company in any court or other forum prior to the time that this Stipulation becomes effective, Plaintiff shall, upon request, reasonably cooperate in any motion or other efforts by any Defendant to dismiss or stay such proceedings.  If, following a motion to dismiss, such claims are not dismissed or the actions in which such claims are asserted are not stayed in contemplation of dismissal subject only to this Stipulation becoming effective, Defendants may, at their option, serve a Termination Notice.

E.             Binding Effect

This Stipulation shall be binding upon, and inure to the benefit of, the parties hereto, and any of their respective agents, executors, administrators, heirs, successors and assigns.  Any Released Person may enforce the release contained in Section II B.1 hereof.

F.             Choice of Law

This Stipulation, all Exhibits hereto and any related Settlement document shall be governed by, and interpreted according to, the substantive laws of the State of New York, without regard to New York’s choice of law or conflict of laws principles.

G.            Jurisdiction

1.             The parties shall request the Court to retain jurisdiction to implement and enforce the terms of the Stipulation, and all parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation.

2.             In the event of any dispute or disagreement with respect to the meaning, effect or interpretation of this Stipulation or an Exhibit, or in the event of a claimed breach of this Stipulation or an Exhibit, the parties hereto agree that such dispute will be adjudicated only in this Court, the exclusive jurisdiction of which the parties hereby consent to for all purposes.  The Court shall retain jurisdiction for purposes of, among other things, administering the Settlement and any award to Plaintiff’s counsel of fees and expenses, and resolving any disputes with respect to any aspect of the Settlement.

H.            Miscellaneous Provisions

1.             The parties hereto:  (a) acknowledge that it is their intent to consummate this Stipulation, and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation.

2.             This Stipulation, together with the Exhibits hereto, constitutes the entire agreement between the parties and supersedes all prior or contemporaneous oral or written agreements, understandings or representations.

3.             This Stipulation may be executed in two or more counterparts, by original, telecopied, or PDF transmitted signature, all of which shall be considered one and the same agreement, and shall become binding pursuant to its terms when such counterparts have been signed by each of the parties and delivered to the other parties.  A complete set of original executed counterparts shall be filed with the Court as an exhibit to the motion for preliminary approval of this Stipulation.

4.             Each of the attorneys executing this Stipulation on behalf of one or more parties hereto warrants and represents that he or she has been duly authorized and empowered to execute this Stipulation on behalf of each such respective party and to bind each such respective party to the terms hereof.  By signing this Stipulation, Plaintiff’s counsel represents that none of the Released Claims or causes of actions has been assigned, encumbered or in any manner transferred in whole or in part, and that the Plaintiff is fully empowered to perform the terms of this Stipulation.

5.             This Stipulation and any of the Exhibits hereto may be amended or modified only by a written instrument signed by counsel for the parties hereto and approved by the Court (except that Court consent shall not be required as to purely ministerial amendments or modifications), without notice to any non-party unless the Court requires such notice.

6.             The parties hereto agree that the terms of the Stipulation were negotiated in good faith, and reflect a settlement that was reached voluntarily after consultation with competent legal counsel.

7.             This Stipulation, together with any Exhibits, shall be deemed to have been mutually prepared by the settling parties and shall not be construed against any of them by reason of authorship.

8.             The parties agree that all proceedings in this Action, other than proceedings as may be necessary to carry out the terms and conditions of this Stipulation, are hereby stayed and suspended, unless otherwise directed by the Court.

9.             Plaintiff’s counsel are expressly authorized by the Plaintiff to negotiate, enter into, and execute this Stipulation on behalf of the Plaintiff and to take all appropriate action necessary to effectuate the Stipulation and any of its terms.

10.           Whenever notice to the Plaintiff or to Plaintiff’s counsel is required to be given pursuant to this Stipulation, it shall be delivered by electronic mail, and express overnight mail or overnight courier service, to:

Eric L. Zagar, Esq.
BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP
280 King of Prussia Road
Radnor, PA 19087
ezagar@btkmc.com

11.           Whenever notice to any of the Defendants is required to be given pursuant to this Stipulation, it shall be delivered by electronic mail, and express overnight mail or overnight courier service, to the following counsel:

Gerald G. Paul, Esq.

FLEMMING ZULACK WILLIAMSON ZAUDERER LLP

One Liberty Plaza

New York, NY 10006-1404

gpaul@fzwz.com

Attorneys for Nominal Defendant Universal

American Financial Corp.

Andrew J. Levander, Esq.

Joseph F. Donley, Esq.

DECHERT LLP

30 Rockefeller Plaza

New York, NY 10112

andrew.levander@dechert.com

joseph.donley@dechert.com

Attorneys for Defendants Richard A. Barasch, Robert A. Waegelein, and Gary W. Bryant

Andrew Ruffino, Esq.

COVINGTON & BURLING LLP

620 Eighth Avenue

New York, NY  10018-1405

aruffino@cov.com

Attorneys for Defendants Bradley E. Cooper,

Eric W. Leathers, and Robert A. Spass

IN WITNESS WHEREOF, the parties hereto have caused the Stipulation to be executed by their duly authorized attorneys.

Dated:	New York, New York
20th day of January, 2011

BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP

		By:	/S/
Eric L. Zagar, Esq.

280 King of Prussia Road
Radnor, PA 19087

Attorneys for Plaintiff

FLEMMING ZULACK WILLIAMSON ZAUDERER LLP

		By:	/S/
Gerald G. Paul

One Liberty Plaza
New York, NY 10006-1404
(212) 412-9540
gpaul@fzwz.com

Attorneys for Nominal Defendant Universal
American Financial Corp.

DECHERT LLP

By:	/S/
Andrew J. Levander
Joseph F. Donley
Gordon Sung

1095 Avenue of the Americas
New York, N.Y. 10036
(212) 698-3500
Andrew.Levander@dechert.com

Attorneys for Defendants Richard A. Barasch, Robert Waegelein and Gary Bryant

COVINGTON & BURLING LLP

By:	/S/
Andrew Ruffino

620 Eighth Avenue
New York, NY 10018-1405
(212) 841-1000
aruffino@cov.com

Attorneys for Defendants Bradley
E. Cooper, Eric W. Leathers and
Robert A. Spass

Exhibit A

To Stipulation of Settlement

1.             THE INSIDER TRADING POLICY

1.1.          INSIDER TRADING

This Policy Memorandum explains the Company’s policies and procedures for covered persons (as discussed below) trading in the stock of the Company. The Insider Trading Policy also covers each subsidiary of the Company.

Simply put, it is illegal for you to buy or sell equity securities while you possess material non-public information, or to pass such information to others who then buy or sell stock.

In some cases, the Insider Trading Policy may go beyond the minimum requirements of the law to avoid any appearance of impropriety.

1.2.          WHO IS COVERED BY THE POLICY?

Each of the following individuals (including persons living in the household of such covered person) is covered by this policy as and to the extent set forth in this memorandum: (i) directors; (ii) officers subject to Section 16 of the Securities Exchange Act (“Section 16 Officers”); (iii) Involved Persons ((i)-(iii) collectively, the “Key Employees”) and (iv) other employees.  An “Involved Person” is (1) any employee who holds a responsible executive position, supervising an important unit or activity of the Company, (2) all employees in the executive, accounting and operating departments of the Company who have access to the Company’s results prior to publication, and (3) any other person who regularly attends or is entitled to attend, meetings of the Board of Directors of the Company).

Everyone subject to the Policy who supervises other employees is responsible for ensuring that all employees who may report to him or her understand the Policy and assume responsibility for ensuring that members of their household are aware of the restrictions of the Policy. This includes secretarial and clerical employees and others who might only remotely come into possession of material non-public information.

All persons subject to the Policy are expected to be diligent in adhering to the Policy and to the principles set forth in this policy.

Anyone who fails to follow this Policy could, conceivably as a maximum penalty, lose their job, be imprisoned for up to ten years, be fined up to one million dollars, and have to forfeit up to three times the profits gained or losses avoided.

1.3.          WHAT IS MATERIAL NON-PUBLIC INFORMATION?

“Non-public information” consists of information that is known within the Company that has not been publicly released or circulated.

“Material” is information that a reasonable investor would consider important in deciding to buy, sell or hold stock of the company.

“Material information” can be favorable or unfavorable.

Some examples of information that could be considered material include, but are not limited to:

•              material changes in sales volumes, or product market shares;

•              changes in debt rates or analyst upgrades or downgrades of stock;

•              earnings and dividends;

•              major business acquisitions, dispositions, and marketing; developments of very significant outreach;

•              financial, sales and other significant internal business forecasts;

•              significant changes in accounting treatment;

•              changes in top management; and

•              stock splits.

This list is simply illustrative; it is not intended to be exhaustive or comprehensive.  Whether any particular information could be considered material by a “reasonable” investor depends on the specific circumstances existing at a particular time.

1.4.          WHAT IS PROHIBITED?

You may not purchase or sell equity securities while you possess material non-public information.  This prohibition applies whether or not your decision to purchase or sell is, in fact, influenced by the non-public information.

In addition, it is illegal for you to pass material non-public information on to others who then trade in stock. Accordingly, you must not:

•              provide material non-public information to family members, business acquaintances, or friends;

•              Recommend to anyone while you possess material non-public information, that they buy or sell stock, even if you do not disclose the specific information to that person; or

•              Disclose material non-public information to any employee who does not need to know the information to do his or her job.

If you provide a “tip” to someone who then buys or sells stock, regardless of whether you trade, you both can be convicted of insider trading and be subject to the penalties described above.  For these same reasons, you should never discuss material non-public information in public areas.

Please remember that the Company maintains separate rules with respect to transactions with related parties, which continue to apply.

2

1.5.          COMPLIANCE OFFICER

The Board shall appoint an insider trading Compliance Officer (the “Compliance Officer”).  The Compliance Officer will be charged with the following duties:

(1)           At least once yearly, providing a report to the outside directors (outside the presence of any other members of management) updating such directors on Key Employee compliance with the Insider Trading Policy and presenting any proposed adjustments to such policy and/or related procedures, such as possible enlargement of the blackout period described below, intended to help ensure compliance with the Insider Trading Policy.

(2)           Administering the Insider Trading Policy and monitoring and enforcing compliance with all such policy provisions and procedures.

(3)           Responding to all inquiries relating to the Insider Trading Policy and its procedures.

(4)           Designating and announcing special trading blackout periods, to the extent appropriate, during which no Key Employee may trade in Company securities (except for those trades made pursuant to a validly created and approved 10b5-1 Plan).

(5)           Providing copies of the Insider Trading Policy to Key Employees.

(6)           Administering, monitoring and enforcing compliance with all federal and state insider trading laws and regulations, including without limitation Sections 10(b), 16, 20A and 21A of the Exchange Act and the rules and regulations promulgated thereunder, and Rule 144 under the Securities Act of 1933 (the “Securities Act”); and assisting in the preparation and filing of all required SEC reports relating to insider trading in Company securities, including without limitation Forms 3, 4, 5 and 144 and Schedules 13D and 13G.

(7)           Maintaining record originals or copies of all documents required by the provisions of the Insider Trading Policy or the procedures set forth herein, and copies of all required SEC reports relating to insider trading, including without limitation Forms 3, 4, 5 and 144 and Schedules 13D and 13G.

(8)           Revising the Insider Trading Policy as necessary to reflect changes in federal or state insider trading laws and regulations.

(9)           Maintaining the accuracy of the list of Key Employees and updating it periodically as necessary.

3

(10)         Reviewing and approving 10b5-1 Plans and any amendments thereto established by Key Employees.

(11)         Pre-clearing in writing transactions as set forth in 1.6(b) below.

Compliance Officer

[                                      ]

Universal American Corp.

6 International Drive

Rye Brook, NY 10573

914-934-5200

1.6.          WHEN MAY YOU TRADE?

TRADING AT ANY TIME WHILE IN POSSESSION OF MATERIAL NON-PUBLIC INFORMATION IS NEVER PERMISSIBLE.

The guidelines in this Section apply to trading equity securities of the Company when you do not have material non-public information.

a.             If You Are Not a Key Employee

If you are not a Key Employee and do not have material non-public information, you may trade in the Company’s equity securities at any time.

If you do have material non-public information, you may not trade the Company’s equity securities, even if you are not a Key Employee.

If you feel or have a reason to believe you possess non-public information, you must use your own judgment to determine whether the non-public information you possess is indeed material.  The mere perception by your friends or business colleagues that you traded on material non-public information could damage the Company and your reputation as well as expose you to potentially serious consequences.

To avoid the perception of insider trading and to avoid second-guessing of your trading by others who may have the benefit of hindsight, you should be very cautious when deciding whether you posses material non-public information.  IF IN DOUBT, YOU ARE URGED TO CONSULT WITH THE COMPANY’S COMPLIANCE OFFICER BEFORE MAKING ANY TRADE.

b.             If You Are A Key Employee.

(1)           You may not trade during a “blackout period:”

(a)           Key Employees are prohibited from engaging in transactions involving the Company’s stock during a

4

“blackout period” beginning on the 15th day of the last month of each fiscal quarter and ending 2 trading days following the date of public disclosure of the financial results for that quarter (except for those trades made pursuant to a validly created and approved 10b5-1 Plan).  HOWEVER, REMEMBER THAT EVEN OUTSIDE OF A “BLACKOUT PERIOD,” YOU CANNOT TRADE IF YOU POSSESS MATERIAL NON-PUBLIC INFORMATION.

(b)           No trading is permissible during any special “blackout periods” that the Compliance Officer advises from time to time, in his or her discretion, is in force pending Company developments.

(2)           Trades by Section 16 Officers.  Except for trades made pursuant to validly created and approved 10b5-1 plans, no Section 16 Officer may trade in the Company securities until:

(a)           the person trading has notified the Compliance Officer in writing of the amount and nature of the proposed trade(s),

(b)           the person trading has certified that (i) he or she is not in possession of material nonpublic information concerning the Company, (ii) the proposed trade(s) do not violate the trading restrictions of Section 16 or Rule 144; and (iii) he or she has received and read this Insider Trading Policy and had the opportunity to ask the Compliance Officer questions regarding the policy, and

(c)           the Compliance Officer has approved the trade(s), and has certified the approval in writing.  Written approval can be by mail, facsimile transmission or email.

(3)           Hardship Trades.  The Compliance Officer may, on a case-by-case basis authorize trading in Company securities during a blackout period due to financial or other hardship only after:

(a)           the person trading has notified the Compliance Officer in writing of the circumstances of the hardship and the amount and nature of the proposed trade(s),

(b)           the person trading has certified that (i) he or she is not in possession of material nonpublic information concerning the Company, (ii) the proposed trade(s) do not violate the trading restrictions of Section 16 or Rule 144; and (iii) he or she has received and read this Insider Trading Policy and

5

had the opportunity to ask the Compliance Officer questions regarding the policy, and

(c)           the Compliance Officer has approved the trade(s), and has certified the approval in writing.

(4)           No Obligation to Approve Trades.  The existence of the foregoing approval procedures does not in any way obligate the Compliance Officer to approve any trades requested by Section 16 Officers or hardship applicants.

1.7.          Exercise of stock options granted by the Company is not covered by this Policy, but the sales of shares received on the exercise are covered.

1.8.          All Key Employees of the Company shall be encouraged to adopt 10b5-1 plans if they wish to engage in transactions involving the Company’s stock

1.9.          Bona fide gifts (such as charitable donations or gifts to family members) are not covered under this Policy.

1.10.        No Key Employee shall “short” the Company’s stock.

It violates Company policy for any Key Employee of the Company to sell any equity security of the Company if such person either (a) does not own the security sold or (b) does not deliver the security against such sale within twenty days thereafter or does not within five days after such sale deposit the security in the mails or other usual channels of transportation unless such sale is approved in writing by the Compliance Officer.

1.11.        PROHIBITIONS ON TRADING IN SECURITIES OF SUPPLIERS OR OTHERS DOING BUSINESS WITH THE COMPANY

If you obtain material non-public information concerning a supplier or other corporation doing business with the Company, the law considers you an insider of that supplier or corporation and, therefore, you may not purchase or sell securities of the supplier or corporation, or make trading recommendations to others.  If you do, you may be subject to all the penalties for insider trading described above.  You must always remember also that information which may not be material to the Company may nevertheless be material to a supplier or other corporation.

1.12.        ARE THERE VALID EXCUSES FOR INSIDER TRADING?

There are no valid excuses for insider trading.  There are no financial hardship exemptions.  It does not matter that you need money to buy a house or pay for college or medical expenses.  There is no exception for small trades.  If you have material non-public information, do not trade.  Always assume your trading or advice to others will be scrutinized with 20/20 hindsight and presume the worst outcome.

6

1.13.        SECTION 16 SHORT SWING PROFITS

Section 16(b) of the Securities Exchange Act of 1934 penalizes “Short Swing” sales of the Company’s equity securities by Officers, Directors and beneficial owners of more than ten (10%) percent of the outstanding shares.  The word “Officers” in this context is narrowly treated to include the President, Chief Financial Officer, and Vice Presidents in charge of principal business units, divisions, or functions, and all persons who perform policy-making functions.  This scope is a more limited but more automatic “insider” class penalty than covered above in dealing with material non-public information.

Short Swing profits arise from selling or purchasing a Company’s equity security within six (6) months before or after a purchase or sale of the same type of security, regardless of whether the purchase or the sale occurs first.  This activity within the six (6) months is the “Short Swing”.  The purchase of a “call” option is regarded as a purchase of the underlying shares; the purchase of “put” option is regarded as a sale of the underlying shares.

Any profit realized as a result of the purchase and sale, or the sale and purchase, of common stock of the Company during the six (6) month period, must be paid over to the Company by the insider.  The rules are rigid, and good faith is not a defense.

Short Swing sales liability can become very complicated in different kinds of situations, including problems arising with respect to stock acquired under tax qualified plans, such as Incentive Stock Options and 401(k) plans.  All Officers, Directors, and 10% stockholders should discuss any questions with the Chief Financial Officer who may consult Company counsel.

Questions

All covered persons with any questions about the Policy are encouraged to call their supervisor, the Compliance Officer or the General Counsel.

General Counsel

Tony Wolk

Universal American Corp,

6 International Drive

Rye Brook, NY 10573

914-934-5200

7

Exhibit B

To Stipulation of Settlement

1.             THE INSIDER TRADING POLICY

1.1.          INSIDER TRADING

This Policy Memorandum explains ~~certain responsibilities you, as a Company (or subsidiary) Officer, Director, Employee, or Involved Person, face in trading stock~~the Company’s policies and procedures for covered persons (as discussed below) trading in the stock of the Company. The Insider Trading Policy also covers each subsidiary of the Company.

Simply put, it is illegal for you to buy or sell equity securities while you possess material non-public information, or to pass such information to others who then buy or sell stock.

In some cases, ~~Company~~the Insider Trading Policy may go beyond the minimum requirements of the law to avoid any appearance of impropriety.

1.2.          WHO IS COVERED BY THE POLICY?

~~Every Officer, Director Employee, and Involved Person is covered by this Policy.  An “~~Each of the following individuals (including persons living in the household of such covered person) is covered by this policy as and to the extent set forth in this memorandum: (i) directors; (ii) officers subject to Section 16 of the Securities Exchange Act (“Section 16 Officers”); (iii) Involved Persons ((i)-(iii) collectively, the “Key Employees”) and (iv) other employees.  An “Involved Person~~”~~” is (1) any employee who holds a responsible executive position, supervising an important unit or activity of the Company, (2) all employees in the executive, accounting and operating departments of the Company who have access to the Company’s results prior to publication, and (3) any other person who regularly attends or is entitled to attend, meetings of the Board of Directors of the Company~~.  The Policy covers each subsidiary of the Company, and includes all persons living in the household of any covered person.~~).

Everyone subject to the Policy who supervises other employees is responsible for ensuring that all employees who may report to him or her understand the Policy and assume responsibility for ensuring that members of their household are aware of the restrictions of the Policy. This includes secretarial and clerical employees and others who might only remotely come into possession of material non-public information.

All persons subject to the Policy are expected to be diligent in adhering to the Policy and to the principles set forth in this policy.

Anyone who falls to follow this Policy could, conceivably as a maximum penalty, lose their job, be imprisoned for up to ten years, be fined up to one million dollars, and have to forfeit up to three times the profits gained or losses avoided.

1.3.          WHAT IS MATERIAL NON-PUBLIC INFORMATION?

“Non-public information” consists of information that is known within the Company that has not been publicly released or circulated.

“Material” is information that a reasonable investor would consider important in deciding to buy, sell or hold stock of the company.

“Material information” can be favorable or unfavorable.

Some examples of information that could be considered material include, but are not limited to:

•              material changes in sales volumes, or product market shares;

•              changes in debt rates or analyst upgrades or downgrades of stock;

•              earnings and dividends;

•              major business acquisitions, dispositions, and marketing; developments of very significant outreach;

•              financial, sales and other significant internal business forecasts;

•              significant changes in accounting treatment;

•              changes in top management; and

•              stock splits.

This list is simply illustrative; it is not intended to be exhaustive or comprehensive.  Whether any particular information could be considered material by a “reasonable” investor depends on the specific circumstances existing at a particular time.

1.4.          WHAT IS PROHIBITED?

You may not purchase or sell equity securities while you possess material non-public information.  This prohibition applies whether or not your decision to purchase or sell is, in fact, influenced by the non-public information.

In addition, it is illegal for you to pass material non-public information on to others who then trade in stock. Accordingly, you must not:

•              provide material non-public information to family members, business acquaintances, or friends;

•              Recommend to anyone while you possess material non-public information, that they buy or sell stock, even if you do not disclose the specific information to that person; or

•              Disclose material non-public information to any employee who does not need to know the information to do his or her job.

2

If you provide a “tip” to someone who then buys or sells stock, regardless of whether you trade, you both can be convicted of insider trading and be subject to the penalties described above.  For these same reasons, you should never discuss material non-public information in public areas.

Please remember that the Company maintains separate rules with respect to transactions with related parties, which continue to apply.

1.5.          COMPLIANCE OFFICER

The Board shall appoint an insider trading Compliance Officer (the “Compliance Officer”).  The Compliance Officer will be charged with the following duties:

(1)           At least once yearly, providing a report to the outside directors (outside the presence of any other members of management) updating such directors on Key Employee compliance with the Insider Trading Policy and presenting any proposed adjustments to such policy and/or related procedures, such as possible enlargement of the blackout period described below, intended to help ensure compliance with the Insider Trading Policy.

(2)           Administering the Insider Trading Policy and monitoring and enforcing compliance with all such policy provisions and procedures.

(3)           Responding to all inquiries relating to the Insider Trading Policy and its procedures.

(4)           Designating and announcing special trading blackout periods, to the extent appropriate, during which no Key Employee may trade in Company securities (except for those trades made pursuant to a validly created and approved 10b5-1 Plan).

(5)           Providing copies of the Insider Trading Policy to Key Employees.

(6)           Administering, monitoring and enforcing compliance with all federal and state insider trading laws and regulations, including without limitation Sections 10(b), 16, 20A and 21A of the Exchange Act and the rules and regulations promulgated thereunder, and Rule 144 under the Securities Act of 1933 (the “Securities Act”); and assisting in the preparation and filing of all required SEC reports relating to insider trading in Company securities, including without limitation Forms 3, 4, 5 and 144 and Schedules 13D and 13G.

(7)           Maintaining record originals or copies of all documents required by the provisions of the Insider Trading Policy or the procedures set forth herein, and copies of all required SEC reports relating to

3

insider trading, including without limitation Forms 3, 4, 5 and 144 and Schedules 13D and 13G.

(8)           Revising the Insider Trading Policy as necessary to reflect changes in federal or state insider trading laws and regulations.

(9)           Maintaining the accuracy of the list of Key Employees and updating it periodically as necessary.

(10)         Reviewing and approving 10b5-1 Plans and any amendments thereto established by Key Employees.

(11)         Pre-clearing in writing transactions as set forth in 1.6(b) below.

Compliance Officer

[                                      ]

Universal American Corp.

6 International Drive

Rye Brook, NY 10573

914-934-5200

1.6.          ~~1.5.~~ WHEN MAY YOU TRADE?

TRADING AT ANY TIME WHILE IN POSSESSION OF MATERIAL NON-PUBLIC INFORMATION IS NEVER PERMISSIBLE.

The guidelines in this Section apply to trading equity securities of the Company when you do not have material non-public information.

a.             If You Are Not ~~An Officer, Director,~~a Key Employee ~~Or Involved Person~~

If you are not ~~an Officer, Director,~~a Key Employee~~, or Involved Person,~~ and do not have material non-public information, you may trade in the Company’s equity securities at any time.

If you do have material non-public information, you may not trade the Company’s equity securities, even if you are not ~~an Officer, Director,~~a Key Employee ~~or Involved Person~~.

If you feel or have a reason to believe you possess non-public information, you must use your own judgment to determine whether the non-public information you possess is indeed material.  The mere perception by your friends or business colleagues that you traded on material non-public information could damage the Company and your reputation as well as expose you to potentially serious consequences.

4

To avoid the perception of insider trading and to avoid second-guessing of your trading by others who may have the benefit of hindsight, you should be very cautious when deciding whether you posses material non-public information.  IF IN DOUBT, YOU ARE URGED TO CONSULT WITH THE COMPANY’S ~~CHIEF FINANCIAL~~COMPLIANCE OFFICER BEFORE MAKING ANY TRADE.

~~Chief Financial Officer~~

~~Robert Waegelein~~

~~Universal American Corp.~~

~~6 International Drive~~

~~Rye Brook, NY 10573~~

~~914-934-5200~~

b.             If You Are ~~An Officer, Director.~~A Key Employee ~~Or Involved Person~~.

(1)           ~~If you do not posses material non-public information, the safest time to trade is~~You may not trade during a ~~“window”~~“blackout period~~.~~:”

(a)           ~~One “window” period opens on the third business day after the Company announces its earning and the period ends on the last business day in the middle of each calendar quarter. For example, if the company announces its earnings on Wednesday, January 20, a “window” period opens on Monday, January 25, and closes on February 28.~~   Key Employees are prohibited from engaging in transactions involving the Company’s stock during a “blackout period” beginning on the 15th day of the last month of each fiscal quarter and ending 2 trading days following the date of public disclosure of the financial results for that quarter (except for those trades made pursuant to a validly created and approved 10b5-1 Plan).  HOWEVER, REMEMBER THAT EVEN ~~DURING~~OUTSIDE OF A “~~WINDOW”~~BLACKOUT PERIOD,” YOU CANNOT TRADE IF YOU POSSESS MATERIAL NON-PUBLIC INFORMATION.

~~(b)           If you possess material non-public information, before that becomes known to the investing public, a window opens on the third business day after the date the information has been publicly released and then you may buy or sell, subject only to the window closing under the preceding paragraph or any “black out” period as below described.~~

5

~~(2)           Before any trade, Officers, Directors, Employees and Involved Persons should first consult with the Company’s Chief Financial Officer.~~

~~(a)           No trading is permissible during the “black out” periods which shall occur four weeks immediately preceding the scheduled release of the Company’s quarterly earnings, and extending until the third business day following the actual release of such earnings.~~

(b)           No trading is permissible during any special ~~“black out”~~“blackout periods” that the ~~Chief Financial~~Compliance Officer advises from time to time, in his or her discretion, is in force pending Company developments.

(2)           Trades by Section 16 Officers.  Except for trades made pursuant to validly created and approved 10b5-1 plans, no Section 16 Officer may trade in the Company securities until:

(a)           the person trading has notified the Compliance Officer in writing of the amount and nature of the proposed trade(s),

(b)           the person trading has certified that (i) he or she is not in possession of material nonpublic information concerning the Company, (ii) the proposed trade(s) do not violate the trading restrictions of Section 16 or Rule 144; and (iii) he or she has received and read this Insider Trading Policy and had the opportunity to ask the Compliance Officer questions regarding the policy, and

(c)           the Compliance Officer has approved the trade(s), and has certified the approval in writing.  Written approval can be by mail, facsimile transmission or email.

(3)           Hardship Trades.  The Compliance Officer may, on a case-by-case basis authorize trading in Company securities during a blackout period due to financial or other hardship only after:

(a)           the person trading has notified the Compliance Officer in writing of the circumstances of the hardship and the amount and nature of the proposed trade(s),

(b)           the person trading has certified that (i) he or she is not in possession of material nonpublic information concerning the Company, (ii) the proposed trade(s) do not violate the trading restrictions of Section 16 or Rule 144; and (iii) he or she has received and read this Insider Trading Policy and

6

had the opportunity to ask the Compliance Officer questions regarding the policy, and

(c)           the Compliance Officer has approved the trade(s), and has certified the approval in writing.

(4)           No Obligation to Approve Trades.  The existence of the foregoing approval procedures does not in any way obligate the Compliance Officer to approve any trades requested by Section 16 Officers or hardship applicants.

1.7.          ~~(3)~~ Exercise of stock options granted by the Company is not covered by this Policy, but the sales of shares received on the exercise are covered.

1.8.          All Key Employees of the Company shall be encouraged to adopt 10b5-1 plans if they wish to engage in transactions involving the Company’s stock

1.9.          ~~(4)~~ Bona fide gifts (such as charitable donations or gifts to family members) are not covered under this Policy.

~~1.6.          ARE THERE VALID EXCUSES FOR INSIDER TRADING?~~

~~There are no valid excuses for insider trading.  There are no financial hardship exemptions.  It does not matter that you need money to buy a house or pay for college or medical expenses.  There is no exception for small trades.  If you have material non-public information, do not trade.  Always assume you’re trading or advice to others will be scrutinized with 20/20 hindsight and presume the worst outcome.~~

1.10.        No Key Employee shall “short” the Company’s stock.

It violates Company policy for any Key Employee of the Company to sell any equity security of the Company if such person either (a) does not own the security sold or (b) does not deliver the security against such sale within twenty days thereafter or does not within five days after such sale deposit the security in the mails or other usual channels of transportation unless such sale is approved in writing by the Compliance Officer.

1.11.        ~~1.7.~~ PROHIBITIONS ON TRADING IN SECURITIES OF SUPPLIERS OR OTHERS DOING BUSINESS WITH THE COMPANY

If you obtain material non-public information concerning a supplier or other corporation doing business with the Company, the law considers you an insider of that supplier or corporation and, therefore, you may not purchase or sell securities of the supplier or corporation, or make trading recommendations to others.  If you do, you may be subject to all the penalties for insider trading described above.  You must always remember also that information which may not be material to the Company may nevertheless be material to a supplier or other corporation.

7

1.12.        ARE THERE VALID EXCUSES FOR INSIDER TRADING?

There are no valid excuses for insider trading.  There are no financial hardship exemptions.  It does not matter that you need money to buy a house or pay for college or medical expenses.  There is no exception for small trades.  If you have material non-public information, do not trade.  Always assume you’re trading or advice to others will be scrutinized with 20/20 hindsight and presume the worst outcome.

1.13.        ~~1.8.~~ SECTION 16 SHORT SWING PROFITS

Section 16(b) of the Securities Exchange Act of 1934 penalizes “Short Swing” sales of the Company’s equity securities by Officers, Directors and beneficial owners of more than ten (10%) percent of the outstanding shares.  The word “Officers” in this context is narrowly treated to include the President, Chief Financial Officer, and Vice Presidents in charge of principal business units, divisions, or functions, and all persons who perform policy-making functions.  This scope is a more limited but more automatic “insider” class penalty than covered above in dealing with material non-public information.

Short Swing profits arise from selling or purchasing a Company’s equity security within six (6) months before or after a purchase or sale of the same type of security, regardless of whether the purchase or the sale occurs first.  This activity within the six (6) months is the “Short Swing”.  The purchase of a “call” option is regarded as a purchase of the underlying shares; the purchase of “put” option is regarded as a sale of the underlying shares.

Any profit realized as a result of the purchase and sale, or the sale and purchase, of common stock of the Company during the six (6) month period, must be paid over to the Company by the insider.  The rules are rigid, and good faith is not a defense.

Short Swing sales liability can become very complicated in different kinds of situations, including problems arising with respect to stock acquired under tax qualified plans, such as Incentive Stock Options and 401(k) plans.  All Officers, Directors, and 10% stockholders should discuss any questions with the Chief Financial Officer who may consult Company counsel.

~~1.9.          Short Sales~~

~~Under 16(b), Officers, Directors and 10% stockholders are prohibited from selling the Company’s stock short that is selling shares they do not own.~~

8

Questions

All covered persons with any questions about the Policy are encouraged to call their supervisor, the Compliance Officer or the General Counsel.

General Counsel

Tony Wolk

Universal American Corp,

6 International Drive

Rye Brook, NY 10573

914-934-5200

9

Exhibit C

To Stipulation of Settlement

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF WESTCHESTER

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x	Index No.: 05-22523 (Hon. Alan Scheinkman)

ARTHUR TSUTSUI, Derivatively on Behalf of

nominal defendant UNIVERSAL AMERICAN

FINANCIAL CORP.,

Plaintiff,

vs.

RICHARD A. BARASCH, GARY W. BRYANT,

BRADLEY E. COOPER, MARK M. HARMELING,

BERTRAM HARNETT, LINDA H. LAMEL, ERIC

W. LEATHERS, PATRICK J. McLAUGHLIN,

ROBERT A. SPASS, ROBERT A. WAEGELEIN,

and ROBERT F. WRIGHT,

Defendants,

-and-

UNIVERSAL AMERICAN FINANCIAL CORP.,

Nominal Defendant.

: : : : : : : : : : : : : : : : : : : : : :
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x

ORDER PRELIMINARILY APPROVING SETTLEMENT

[AND PROVIDING FOR NOTICE

IF THE COURT DEEMS NECESSARY]

WHEREAS, plaintiff Arthur Tsutsui (“Plaintiff”) filed the present action on December 30, 2005, derivatively on behalf of Universal American Financial Corporation (renamed “Universal American Corporation”) (“the “Company”) alleging (i) breach of fiduciary duty by the individual defendants (“Defendants”) in connection with allegedly inaccurate and misleading statements concerning the financial performance of the Company; (ii) breach of fiduciary duty in connection with insider stock sales; and (iii) unjust enrichment;

WHEREAS, the Defendants deny each and every one of the allegations of unlawful conduct and injury;

WHEREAS, Defendants and the Company moved to dismiss the complaint in this action on October 1, 2007, and on May 20, 2008, the Supreme Court, County of Westchester, Commercial Division, per Justice Kenneth Rudolph, dismissed the complaint with prejudice;

WHEREAS, on June 25, 2008, Plaintiff appealed to the Appellate Division of the Supreme Court, Second Department, and on November 17, 2009, the Appellate Division reinstated the second and third causes of action of the complaint, while affirming dismissal of the first cause of action concerning misleading statements;

WHEREAS, following the reinstatement of the complaint, this action was remitted to Justice Alan D. Scheinkman of the New York Supreme Court, County of Westchester, Commercial Division;

WHEREAS, after arm’s-length negotiations between counsel for the parties, the parties entered a Stipulation of Settlement, dated January 20, 2011,  (the “Stipulation”) which, together with the exhibits annexed thereto, set forth the terms and conditions for a proposed settlement, including dismissal of this action with prejudice;

WHEREAS, all defined terms contained herein shall have the same meanings as set forth in the Stipulation;

WHEREAS, the Court has read and considered the Stipulation and the exhibits annexed thereto, and the submissions in support of preliminary approval of the settlement and the entry of this Order;

NOW, THEREFORE, IT IS HEREBY ORDERED AS FOLLOWS:

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1.                                       Pursuant to Business Corporation Law (“BCL”) § 626(d), the Court finds and concludes, for purposes of effectuating this settlement only, [and pending the Settlement Hearing (defined below) if the Court deems such a Hearing necessary], that: (a) the settlement will avoid further protracted and costly litigation; (b) the settlement is consistent with the Company’s interests; (c) the settlement is fair, reasonable and beneficial to the Company and its shareholders; and (d) the settlement was negotiated at arm’s length and is not the product of collusion or fraud.

2.                                       The Court does hereby preliminarily approve the Stipulation and the settlement set forth therein, [subject to further consideration at the Settlement Hearing described below, if the Court deems a Hearing necessary].  The parties and their counsel are directed to proceed in accordance with the terms of the Stipulation.

[Paragraph 3 through 8 below would be included if the Court deems a settlement hearing necessary.]

3.                                       A hearing shall be held before this Court on                             , 2011, at 9:30 a.m., at the Supreme Court of the State of New York, Westchester County, at 111 Dr. Martin Luther King, Jr. Blvd., White Plains, NY 10601 (the “Settlement Hearing”), to determine, among other things: (a) whether final approval should be granted to the settlement embodied in the Stipulation; (b) whether the Judgment attached to the Stipulation as Exhibit D should be entered; and (c) whether this action should be dismissed with prejudice.  At or after the Settlement Hearing, Plaintiff’s counsel will also request that the Court approve the Fee and Expense Award (as defined in, and in accordance with, the Stipulation).  The Court may adjourn or continue the Settlement Hearing without further notice of any kind.

4.                                       The Court finds that the filing of a Form 8-K attaching the Stipulation and this Order meets the requirements of BCL § 626(d), and due process, and is the best notice

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practicable under the circumstances, and shall constitute due and sufficient notice to all persons entitled thereto.

5.                                       Not later than                                        , 2011, the Company shall file a Form 8-K (as described above in paragraph 4) that shall be publicly available to any of the Company’s stockholders.

6.                                       At least seven (7) calendar days prior to the Settlement Hearing, the Company’s counsel shall file with the Court proof, by affidavit or declaration, of such filing of the Form 8-K.

7.                                       Any shareholder of the Company may enter an appearance in this action at their own expense, individually or through counsel of their own choice.  If they do not enter an appearance, they will be represented by Plaintiff’s counsel.  The Court will consider objections or comments by shareholders of the Company concerning the settlement and/or the award to Plaintiff’s counsel of attorneys’ fees and reimbursement of expenses, only if (i) such shareholders have filed written objections or comments with the Court and served copies of the objections or comments upon the following lawyers at least fourteen (14) calendar days before the Settlement Hearing: BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP, Att’n Eric L. Zagar, Esq., 280 King of Prussia Road, Radnor, PA 19087; and, DECHERT LLP, Att’n Andrew J. Levander, Esq., 1095 Avenue of the Americas, New York, NY 10036; or (ii) in such other manner as the Court shall permit.  The objections must state that they are in connection with Tsutsui v. Barasch, et al. (05-22523), must identify the objecting person (name and address), must demonstrate the objecting person’s shareholder status, and must contain a statement of the reasons for objecting.  In accordance with BCL § 625 (d), the Court shall consider any objections to the settlement timely filed or presented pursuant to this paragraph.  Attendance at the Settlement Hearing by shareholders of the Company is not necessary;

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however, shareholders wishing to be heard orally at the Settlement Hearing are required to indicate in their written objection their intention to appear at the Settlement Hearing.  Any shareholder who does not present an objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness or adequacy of the proposed settlement as incorporated in the Stipulation, unless otherwise ordered by the Court.  Shareholders do not need to appear at the Settlement Hearing, or take any other action, to indicate their approval of the settlement.

8.                                       All papers in support of the settlement or the application by Plaintiff’s counsel for an award of attorneys’ fees and expenses, including memoranda or briefs, shall be filed and served seventeen (17) calendar days prior to the Settlement Hearing, and any replies to any objections shall be filed and served seven (7) calendar days prior to the Settlement Hearing.

9.                                       Neither the Stipulation, nor its exhibits, nor any of its or their terms or provisions, nor any of the negotiations or proceedings connected them, shall be construed as an admission or concession by Defendants or the Company in this action of the truth of any of the allegations in this action, or of any liability, fault, or wrongdoing of any kind.

10.                                 If Plaintiff or Defendants or the Company in this action become entitled to terminate, and do terminate, the settlement pursuant to paragraph III.D.1 of the Stipulation, then, in any such event, paragraph III.D.2 of the Stipulation shall govern.

11.                                 All proceedings in this action are hereby stayed except for those that are necessary to effectuate the Settlement embodied in the Stipulation, until further Order of this Court.  Further, pending final determination whether the Stipulation and the settlement it embodies should be finally approved, Plaintiff or other persons purporting to act on behalf of the Company are hereby enjoined from instituting, prosecuting, instigating or in any way

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participating in the assertion of any of the Released Claims or the Released Securities Class Action Claims (as defined in the Stipulation).

12.                                 Any claim, controversy or filing pertaining to the Stipulation or the settlement it embodies or this Order shall be submitted exclusively to the New York Supreme Court for the County of Westchester, Commercial Division.

IT IS SO ORDERED.

ENTER:

DATED:
Alan D. Scheinkman, J.S.C.

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Exhibit D

To Stipulation of Settlement

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF WESTCHESTER

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x	Index No.: 05-22523 (Hon. Alan Scheinkman)

ARTHUR TSUTSUI, Derivatively on Behalf of

nominal defendant UNIVERSAL AMERICAN

FINANCIAL CORP.,

Plaintiff,

vs.

RICHARD A. BARASCH, GARY W. BRYANT,

BRADLEY E. COOPER, MARK M. HARMELING,

BERTRAM HARNETT, LINDA H. LAMEL, ERIC

W. LEATHERS, PATRICK J. McLAUGHLIN,

ROBERT A. SPASS, ROBERT A. WAEGELEIN,

and ROBERT F. WRIGHT,

Defendants,

-and-

UNIVERSAL AMERICAN FINANCIAL CORP.,

Nominal Defendant.

: : : : : : : : : : : : : : : : : : : : : :
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x

ORDER AND FINAL JUDGMENT

WHEREAS, the Stipulation of Settlement, dated January 20, 2011 (the “Stipulation”), in the above-captioned action (the “Action”), which was joined in and consented to by all parties and is incorporated by reference herein, was considered by the Court, as reflected in the Order Preliminarily Approving Settlement, dated                           , 2011 (“Preliminary Order”); [and the Court having determined that notice of the Settlement Hearing was not required [or] was given in accordance with the Preliminary Order to shareholders of the Company, and that said notice was adequate and sufficient]; and the attorneys for the respective parties having been heard in support of the settlement provided for in the Stipulation (the “Settlement”), [and an opportunity to be heard having been given to all other persons desiring to be heard, including any desiring to object to any aspect of the Settlement, as described in the Form 8-K filed in accordance with the Scheduling Order]; and the entire matter of the Settlement having been considered by the Court;

WHEREAS, plaintiff Arthur Tsutsui (“Plaintiff”) filed the present action on December 30, 2005, derivatively on behalf of Universal American Financial Corp. (renamed “Universal American Corporation”) (the “Company”) alleging (i) breach of fiduciary duty by the individual defendants (“Individual Defendants”) (the Company and the Individual Defendants are referred to herein collectively as “Defendants”) in connection with allegedly inaccurate and misleading statements concerning the financial performance of the Company; (ii) breach of fiduciary duty in connection with insider stock sales; and (iii) unjust enrichment;

WHEREAS, the Defendants deny each and every one of the allegations of unlawful conduct and injury;

WHEREAS, the Defendants moved to dismiss the Complaint in this action on October 1, 2007, and on May 20, 2008, the Supreme Court, County of Westchester, Commercial Division, per Justice Kenneth Rudolph, dismissed the Complaint with prejudice;

WHEREAS, on June 25, 2008, Plaintiff appealed to the Appellate Division of the Supreme Court, Second Department, and on November 17, 2009, the Appellate Division reinstated the second and third causes of action of the Complaint, while affirming dismissal of the first cause of action concerning misleading statements, and following the reinstatement of the Complaint, this action was remitted to Justice Alan D. Scheinkman of the New York Supreme Court, County of Westchester, Commercial Division;

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WHEREAS, after arm’s-length negotiations between counsel for the parties, the parties entered the Stipulation, and the Court thereafter entered the Preliminary Order and duly considered any other matters raised by the parties or the shareholders of the Company; and

WHEREAS, all defined terms contained herein shall have the same meanings as set forth in the Stipulation;

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED, as follows:

1.                                       This Court has jurisdiction over the subject matter of the Action and personal jurisdiction over the parties thereto.  Venue in Westchester County is proper.

2.                                       With respect to the shareholders of the Company, the Court finds and concludes, in accordance with New York Business Corporation Law § 626 (“BCL § 626”), for the purpose of effectuating this settlement only, that: (a) the Settlement is consistent with the Company’s interests; (b) the Settlement is fair, reasonable and beneficial to both the Company and its shareholders; (c) the Settlement was the product of arm’s-length negotiations, and not of collusion or fraud.

3.                                       The Court does hereby approve the Stipulation and the Settlement.  The parties are hereby authorized and directed to comply with, and to consummate, such Settlement in accordance with the terms and provisions of the Stipulation, and the Clerk of this Court is directed to enter and docket this Order and Final Judgment in the Action.

4.                                       The Action is hereby discontinued and dismissed with prejudice as to all parties in the Action, consisting of Plaintiff, the Individual Defendants and the Company, on the merits without costs, fees or expenses, except as provided in the Stipulation and this Order and Final Judgment.

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5.                                       The releases set forth in the Stipulation are valid and effective, and the Plaintiff, the Company and any person purporting to act on behalf of the Company (whether as a plaintiff, individual shareholder, designee, nominee or in any other capacity through which any interest in shares of the Company may be held) (collectively, the “Releasing Persons”) shall be deemed to have:

(i)                                     fully, finally and forever released, relinquished and discharged as against any and all Individual Defendants named in the Action, Capital Z Partners Ltd., Capital Z Financial Services Fund II, L.P., (collectively “Capital Z”) and their respective past or present heirs, executors, administrators, representatives, advisors, agents, personal representatives, estates, predecessors, successors and assigns, directors, officers, members, managers, managing members, fiduciaries, employees, associates, parent entities, subsidiaries, affiliates, financial or investment advisors, consultants, accountants, auditors, attorneys, insurers, co-insurers or reinsurers (collectively, the “Released Persons”) from and against any and all actual or potential claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, fees, costs, expenses, matters and issues of any kind or nature whatsoever, whether known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, (including but not limited to any claims arising under the federal securities laws or under federal, state, local, statutory or common law, or any rule or regulation), and whether legal or equitable or of any other type, that Plaintiff, the Company or any person acting on behalf of the Company now has, or may have, or that has arisen, is arising now or hereafter may arise out of, or involve, directly or indirectly, any of the allegations, facts, practices, matters, transactions, acts, occurrences, events, statements, representations, omissions, related to, directly or indirectly, the Action, or the subject matter of, or allegations in, the Action

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or the Federal Derivative Action, including without limitation any and all claims or matters that are based upon, arise out of, relate in any way to, or involve, directly or indirectly, the purchase or sale of the stock of the Company by any Defendant or Capital Z between February 1, 2005 and October 31, 2005 (collectively, the “Released Claims”); and

(ii)                                  agreed and covenanted to be forever barred and enjoined from asserting, or assisting another person, entity or group in asserting, any of the Released Claims against any of the Released Persons, in any court of law or equity, or in any other forum.  Any Released Person may enforce directly the release referred to in this paragraph 5.

6.                                       Plaintiff and the Company shall be deemed to have, and by operation of this Order and Final Judgment, fully, finally and forever released, relinquished and discharged, as against any and all Released Persons from and against any and all claims asserted in the Securities Class Action, or the subject matter of, or allegations in, the Securities Class Action (the “Released Securities Class Action Claims”).

7.                                       The Released Persons and the Company shall be deemed to have, and by operation of this Order and Final Judgment shall have, fully, finally and forever released, relinquished and discharged, as against Plaintiff and his past or present heirs, executors, administrators, representatives, advisors, agents, personal representatives, estates, predecessors, successors, assigns, financial or investment advisors, consultants, accountants, auditors and attorneys, including Plaintiff’s counsel in this Action, any claims, etc. arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of this Action or the Released Claims.

8.                                       [If the Court determines notice to be necessary.] Notice has been disseminated to the shareholders of the Company, in the manner directed by the Preliminary Order, and proof of

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the filing of the Form 8-K to shareholders of the Company was filed with the Court by the Company’s counsel, and a full opportunity to be heard has been offered to all parties and to the shareholders of the Company.  The form and manner of notice to the shareholders of the Company was determined by the Court to have been the best notice practicable under the circumstances, and to have been given in full compliance with BCL § 626.

9.                                       Neither the Stipulation nor the Settlement, nor any act performed, or document prepared or executed preparatory to, pursuant to or in furtherance of the Stipulation or the Settlement, nor any communication or negotiation in connection therewith:  (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity or lack thereof of any Released Claim or the Released Securities Class Action Claims, or of any wrongdoing or liability of the defendants in the Action, or (b) is or may be deemed to be or used as an admission of, or evidence of, any fault or omission of any of the Defendants or any Released Person in any civil, criminal, administrative or other proceeding in any court, administrative agency or other tribunal, other than in such proceedings as may be necessary to consummate or enforce the Stipulation or the Settlement, or this Order and Final Judgment, except that Defendants may file the Stipulation and/or this Order and Final Judgment in any action or proceeding that has been brought or may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction, or any theory of claim preclusion or similar defense or counterclaim.

10.                                 The Court hereby approves the aggregate payment by the Company, or its insurers, of $450,000 to counsel of record for Plaintiff in the Action for all of his attorneys’ fees and expenses in connection with the Action, as the sole payment to Plaintiff’s counsel in connection with their work relating to the Action.  Pursuant to the Stipulation, payment shall be

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made, by or on behalf of the Company, pursuant to its contractual and other obligations to indemnify its directors, within ten (10) business days after the entry of this Order and Final Judgment, subject to Plaintiff’s counsel’s joint and several undertaking to make refunds or repayments, with any interest accrued therein, to the Company if, as a result of any appeal or further proceedings or remand, or successful collateral attack, the fee and expense award is reduced or eliminated.  Such payment shall be payable to Barroway Topaz Kessler Meltzer & Check, LLP (“Barroway Firm”), and the Company shall have satisfied its payment obligations upon payment of such amount to Barroway Firm.

11.                                 In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, then this Order and Final Judgment shall be rendered null and void to the extent provided by, and in accordance with, the Stipulation, and shall be vacated and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation.

12.                                 Any claim, controversy or filing pertaining to the Stipulation, the Settlement, the Preliminary Order or this Order and Final Judgment shall be submitted exclusively to the New York Supreme Court for the County of Westchester, Commercial Division.

13.                                 At such time as the final judgment in this matter becomes non-appealable, the Clerk of the Court shall close the file of the case.  However, without affecting the finality of this Order and Final Judgment, the Court reserves jurisdiction to address any claim, controversy or filing pertaining to the Stipulation, the Settlement, the Preliminary Order or this Order and Final Judgment.

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THE FOREGOING IS SO ORDERED, ADJUDGED AND DECREED.

Dated this            day of                     , 2011

Hon. Alan Scheinkman, J.S.C.

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